UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2017

Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755
(Address of principal executive offices)

(603) 640-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
White Mountains Insurance Group, Ltd. (the “Company”) held its 2017 Annual General Meeting of Members (the “2017 Annual Meeting”) on May 25, 2017 in Hamilton, Bermuda.

As of April 3, 2017, the record date for the 2017 Annual Meeting, a total of 4,572,792 common shares were outstanding; however, in accordance with the Company’s Bye-laws, direct and constructive holders of common shares whose votes would otherwise confer 10% or more of the votes conferred by all the issued shares of the Company are subject to a cut-back that reduces their total voting power to under 10%. After giving effect to the cut-back, 4,287,907 common shares were eligible to vote. The results are presented below.

Proposal 1 - Election of Class II Directors to a term ending in 2020.

Nominee:	Votes FOR	Votes FOR After Cut-back	Withheld	Broker Non-votes
Yves Brouillette	3,622,815	3,337,930	50,470	490,185
G. Manning Rountree	3,621,008	3,336,123	52,277	490,185

Proposal 2 - Election of Directors of HG Re, Ltd.

Nominee:	Votes FOR	Votes FOR After Cut-back	Withheld	Broker Non-votes
Kevin Pearson	3,615,690	3,330,805	57,595	490,185
Jennifer Pitts	3,608,990	3,324,105	64,295	490,185
Christine Repasy	3,608,877	3,323,992	64,408	490,185
John Sinkus	3,615,685	3,330,800	57,600	490,185

Proposal 3 - Election of Directors for any new non-United States operating subsidiary of WTM.

Nominee:	Votes FOR	Votes FOR After Cut-back	Withheld	Broker Non-votes
Reid Campbell	3,614,608	3,329,723	58,677	490,185
Kevin Pearson	3,614,598	3,329,713	58,687	490,185
Jennifer Pitts	3,607,888	3,323,003	65,397	490,185
G. Manning Rountree	3,614,309	3,329,424	58,976	490,185

Proposal 4 - Election of Directors of Split Rock Insurance, Ltd.

Nominee:	Votes FOR	Votes FOR After Cut-back	Withheld	Broker Non-votes
Christopher Garrod	3,615,625	3,330,740	57,660	490,185
Sarah Kolar	3,615,841	3,330,956	57,444	490,185
Kevin Pearson	3,615,625	3,330,740	57,660	490,185
John Treacy	3,615,647	3,330,762	57,638	490,185

Proposal 5 - Election of Directors of Grand Marais Capital Limited.

Nominee:	Votes FOR	Votes FOR After Cut-back	Withheld	Broker Non-votes
Sarah Kolar	3,615,596	3,330,711	57,689	490,185
Jonah Pfeffer	3,615,381	3,330,496	57,904	490,185
Davinia Smith	3,615,760	3,330,875	57,525	490,185

Proposal 6 - Election of Directors for any new non-United States operating subsidiary of OneBeacon.

Nominee:	Votes FOR	Votes FOR After Cut-back	Withheld	Broker Non-votes
Sarah Kolar	3,614,573	3,329,688	58,712	490,185
Paul McDonough	3,614,308	3,329,423	58,977	490,185
Kevin Pearson	3,614,598	3,329,713	58,687	490,185
John Treacy	3,614,230	3,329,345	59,055	490,185

Proposal 7 - Approval of the advisory resolution on executive compensation.

Votes FOR	Votes FOR After Cut-back	Votes Against	Abstained	Broker Non-votes
2,489,769 (67.9%)	2,204,884 (65.2%)	1,178,546	4,970	490,185

Proposal 8 - Advisory vote on the frequency of future advisory votes on executive compensation.

Every 1 Yr.	Every 1 Yr. After Cut-back	Every 2 Yrs.	Every 3 Yrs.	Abstained	Broker Non-votes
3,562,058	3,277,173	2,125	91,017	18,085	490,185

Proposal 9 - Approval of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s Independent Registered Public Accounting Firm for 2017.

Votes FOR	Votes FOR After Cut-back	Votes Against	Abstained
4,109,829 (98.7%)	3,824,944 (98.6%)	53,047	594

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: May 31, 2017	By:	/s/ J. BRIAN PALMER J. Brian Palmer Managing Director and Chief Accounting Officer